Boston Private Financial Holdings, Inc. Reports Second Quarter 2017 Results
Second Quarter Highlights:

•
Profitability Improvement: Net Income Attributable to the Company increased 43% year-over-year and 49% linked quarter to $23.4 million, while Return on Average Common Equity increased to 12.12% from 8.26% in the previous quarter.

•	Net Interest Income Growth: Net Interest Income increased 16% year-over-year and 7% linked quarter to $57.1 million, while the Net Interest Margin expanded to 3.07% from 2.94% in the previous quarter.

•	Deposit and Loan Growth: Average Total Deposits increased 13% year-over-year to $6.5 billion, and Average Total Loans increased 10% year-over-year to $6.3 billion.

•	Assets Under Management: Total Assets Under Management/Advisory (“AUM”) increased 7% year-over-year to $29.1 billion.

•	Provision Credit: The Company recorded a provision credit of $6.1 million during the second quarter.
Boston, MA - July 26, 2017 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2017 GAAP Net Income Attributable to the Company of $23.4 million, compared to $15.7 million for the first quarter of 2017 and $16.4 million for the second quarter of 2016. Second quarter 2017 diluted earnings per share were $0.27, compared to $0.17 in the first quarter of 2017, and $0.18 in the second quarter of 2016.
"Our Company delivered strong earnings during the second quarter," said Clayton G. Deutsch, CEO. "The Private Bank showed robust Net Interest Income growth as our balance sheet positioning, overall loan growth, and core deposit strength drove expansion of Net Interest Margin and Pre-Tax Pre-Provision Income, with recoveries also assisting earnings. At the same time, our Wealth Advisory and Investment Management segments demonstrated operating leverage translating into revenue growth and improved profitability."
"We are pleased with the AUM development, revenue build, and improving financial performance of our Boston Private Wealth business. We remain focused on increasing shareholder value by positioning all of our businesses for long-term success and attractive returns while maintaining strong credit quality and a favorable risk profile," he concluded.

Core Fees and Income/Assets Under Management
Core Fees and Income for the second quarter were $37.2 million, a 3% increase on a linked quarter basis and a 1% decline year-over-year. Core Fees and Income increased linked quarter with contributions from all business segments, while the year-over-year decrease was primarily due to lower swap fee income.
AUM was $29.1 billion at the end of the second quarter, an increase of 1% from the previous quarter and 7% year-over-year. The Company experienced net flows of negative $180 million during the second quarter, compared to $267 million and negative $199 million in the first quarter of 2017 and second quarter of 2016, respectively. During the second quarter, net flows by segment were $63 million for Wealth Management & Trust, negative $176 million for Investment Management, and negative $67 million for Wealth Advisory.

Net Interest Income
Net Interest Income for the second quarter was $57.1 million, an increase of 7% from $53.6 million for the first quarter of 2017 and an increase of 16% from $49.2 million for the second quarter of 2016.  The current quarter includes $2.0 million of interest recovered on previous nonaccrual loans compared to $0.3 million for the first quarter and $0.6 million for the second quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis increased 3% linked quarter and 14% year-over-year.
Net Interest Margin was 3.07% for the second quarter of 2017, an increase of 13 basis points from the first quarter of 2017 and 16 basis points from the second quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin for the second quarter was 2.97%, an increase of 5 basis points from the first quarter of 2017 and an increase of 9 basis points from the second quarter of 2016.
Total Operating Expense
Total Operating Expense for the second quarter of 2017 was $67.8 million, down 1% linked quarter from $68.8 million primarily due to seasonal compensation expense in the first quarter. On a year-over-year basis, Total Operating Expense increased 5% from $64.7 million due to increased compensation expense and technology initiatives.
Provision and Asset Quality
The Company recorded a provision credit of $6.1 million for the second quarter of 2017, compared to a provision credit of $0.2 million for the first quarter and $2.5 million for the second quarter of 2016. The provision credit in the second quarter of 2017 was due to net recoveries, declines in quantitative loss factors, a decrease in Criticized loans, and a decline in commercial loans, partially offset by residential loan growth.
Criticized Loans decreased 4% linked quarter and 14% year-over-year to $130 million. Nonaccrual Loans (“Nonaccruals”) decreased 22% to $16.2 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 16% from $19.2 million. As a percentage of Total Loans, Nonaccruals were 26 basis points at June 30, 2017, down 8 basis points compared to March 31, 2017, and down 7 basis points from June 30, 2016.
Additional credit metrics are listed below:

(In millions)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total Criticized Loans	$129.5	$135.1	$118.5	$158.8	$150.7
Total Loans 30-89 Days Past Due and Accruing (13)	$3.2	$28.7	$15.1	$4.6	$7.6
Total Net Loans (Charged-off)/ Recovered	$3.1	$0.1	$1.5	$2.1	$1.9
Allowance for Loan Losses/ Total Loans	1.19%	1.25%	1.28%	1.32%	1.32%

Capital Ratios
Capital ratios are listed below:

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
BPFH Ratios:
Total Risk-Based Capital *	14.1%	13.8%	13.9%	14.0%	14.0%
Tier I Risk-Based Capital *	12.9%	12.6%	12.6%	12.7%	12.7%
Tier I Leverage Capital *	9.3%	9.2%	9.4%	9.5%	9.6%
TCE/TA (4)	7.4%	7.0%	7.1%	7.4%	7.4%
Tier I Common Equity/ Risk Weighted Assets *	10.3%	10.0%	10.0%	10.0%	10.0%
*June 30, 2017 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of second quarter 2017 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.11 per share. The record date for this dividend is August 9, 2017, and the payment date is August 18, 2017.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is August 15, 2017, and the payment date is September 15, 2017.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, goodwill impairment, and restructuring; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring; net income attributable to the Company excluding notable items; diluted earnings per share excluding notable items; and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, July 27, 2017, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 7163444

Replay Information:
Available from July 27, 2017 at 12 noon until August 3, 2017
Dial In #: (877) 344-7529
Conference Number: 10110081
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of approximately $8 billion, and manages over $29 billion of client assets.
The Company's affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$97,032	$165,186	$106,557	$67,631	$126,167
Investment securities available-for-sale	1,188,720	1,256,208	1,264,132	1,249,578	1,191,523
Investment securities held-to-maturity	99,024	98,424	93,079	98,881	105,297
Stock in Federal Home Loan Banks	45,568	50,133	44,077	36,084	44,374
Loans held for sale	2,870	350	3,464	5,316	4,677
Total loans	6,279,928	6,250,217	6,114,354	5,869,498	5,751,497
Less: Allowance for loan losses	75,009	78,031	78,077	77,669	75,753
Net loans	6,204,919	6,172,186	6,036,277	5,791,829	5,675,744
Other real estate owned (“OREO”)	—	—	1,690	1,800	2,042
Premises and equipment, net	34,135	32,974	31,827	32,089	31,752
Goodwill	142,554	142,554	142,554	152,082	152,082
Intangible assets, net	23,873	25,299	26,725	28,267	29,836
Fees receivable	12,639	12,230	13,400	11,185	11,129
Accrued interest receivable	20,680	20,790	20,479	18,062	18,061
Deferred income taxes, net	49,827	53,686	55,460	39,319	36,942
Other assets	185,805	185,100	130,753	149,427	149,975
Total assets	$8,107,646	$8,215,120	$7,970,474	$7,681,550	$7,579,601
Liabilities:
Deposits	$6,381,339	$6,246,620	$6,085,146	$5,812,243	$5,536,092
Deposits held for sale	—	—	—	105,788	110,558
Securities sold under agreements to repurchase	29,232	67,249	59,624	77,466	43,304
Federal funds purchased	40,000	—	80,000	125,000	180,000
Federal Home Loan Bank borrowings	618,989	885,445	734,205	522,681	678,012
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	115,088	110,310	119,683	134,322	135,289
Total liabilities	7,291,011	7,415,987	7,185,021	6,883,863	6,789,618
Redeemable Noncontrolling Interests (“RNCI”)	17,216	17,232	16,972	16,199	15,843
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,015	84,134	83,732	83,195	83,380
Additional paid-in capital	602,507	602,748	597,454	597,209	597,989
Retained earnings	66,807	53,510	47,929	39,415	28,985
Accumulated other comprehensive income/ (loss)	(6,038)	(10,237)	(12,548)	10,134	12,654
Total Company’s shareholders’ equity	795,044	777,908	764,320	777,706	770,761
Noncontrolling interests	4,375	3,993	4,161	3,782	3,379
Total shareholders’ equity	799,419	781,901	768,481	781,488	774,140
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,107,646	$8,215,120	$7,970,474	$7,681,550	$7,579,601

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$57,736	$53,636	$51,499	$50,074	$49,731
Taxable investment securities	1,592	1,670	1,592	1,537	1,507
Non-taxable investment securities	1,655	1,606	1,520	1,444	1,400
Mortgage-backed securities	3,495	3,504	3,290	3,079	2,982
Federal funds sold and other	831	600	508	469	405
Total interest and dividend income	65,309	61,016	58,409	56,603	56,025
Interest expense:
Deposits	4,949	4,531	4,152	4,163	4,075
Federal Home Loan Bank borrowings	2,489	2,111	1,987	1,929	2,139
Junior subordinated debentures	716	671	674	591	584
Repurchase agreements and other short-term borrowings	10	61	77	49	58
Total interest expense	8,164	7,374	6,890	6,732	6,856
Net interest income	57,145	53,642	51,519	49,871	49,169
Provision/ (credit) for loan losses	(6,114)	(181)	(1,128)	(138)	(2,535)
Net interest income after provision/ (credit) for loan losses	63,259	53,823	52,647	50,009	51,704
Fees and other income:
Investment management fees	11,081	10,839	12,408	10,717	10,627
Wealth advisory fees	12,961	12,823	12,568	12,750	12,551
Wealth management and trust fees	11,161	10,826	11,031	10,826	11,208
Other banking fee income	1,964	1,694	2,387	3,447	2,982
Gain on sale of loans, net	59	138	105	156	197
Total core fees and income	37,226	36,320	38,499	37,896	37,565
Gain/ (loss) on sale of investments, net	237	19	2	273	245
Gain/ (loss) on OREO, net	—	(46)	(110)	137	—
Gain on sale of offices	—	—	2,862	—	—
Other	555	213	2,705	1,706	(1,015)
Total other income	792	186	5,459	2,116	(770)
Operating expense:
Salaries and employee benefits	43,493	45,825	39,669	40,924	40,614
Occupancy and equipment	10,779	10,649	10,039	9,521	9,928
Professional services	3,106	3,314	2,756	2,290	3,015
Marketing and business development	1,971	1,660	2,022	1,623	1,811
Contract services and data processing	1,641	1,580	1,743	1,865	1,737
Amortization of intangibles	1,426	1,426	1,542	1,568	1,586
Impairment of goodwill	—	—	9,528	—	—
FDIC insurance	879	766	727	722	1,015
Restructuring	—	—	—	—	905
Other	4,526	3,560	3,817	3,157	4,120
Total operating expense	67,821	68,780	71,843	61,670	64,731
Income before income taxes	33,456	21,549	24,762	28,351	23,768
Income tax expense	9,963	6,553	7,247	8,652	7,626
Net income from continuing operations	23,493	14,996	17,515	19,699	16,142
Net income from discontinued operations (1)	1,063	1,632	1,184	1,047	1,245
Net income before attribution to noncontrolling interests	24,556	16,628	18,699	20,746	17,387
Less: Net income attributable to noncontrolling interests	1,150	966	1,147	1,110	989
Net income attributable to the Company	$23,406	$15,662	$17,552	$19,636	$16,398

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Six Months Ended
	June 30, 2017	June 30, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$111,372	$99,777
Taxable investment securities	3,262	3,101
Non-taxable investment securities	3,261	2,790
Mortgage-backed securities	6,999	6,047
Federal funds sold and other	1,431	912
Total interest and dividend income	126,325	112,627
Interest expense:
Deposits	9,480	8,257
Federal Home Loan Bank borrowings	4,600	4,092
Junior subordinated debentures	1,387	1,162
Repurchase agreements and other short-term borrowings	71	68
Total interest expense	15,538	13,579
Net interest income	110,787	99,048
Provision/ (credit) for loan losses	(6,295)	(5,668)
Net interest income after provision/ (credit) for loan losses	117,082	104,716
Fees and other income:
Investment management fees	21,920	21,285
Wealth advisory fees	25,784	25,263
Wealth management and trust fees	21,987	22,124
Other banking fee income	3,658	6,215
Gain on sale of loans, net	197	406
Total core fees and income	73,546	75,293
Gain/ (loss) on sale of investments, net	256	246
Gain/ (loss) on OREO, net	(46)	280
Other	768	(1,002)
Total other income	978	(476)
Operating expense:
Salaries and employee benefits	89,318	83,174
Occupancy and equipment	21,428	19,515
Professional services	6,420	6,530
Marketing and business development	3,631	3,981
Contract services and data processing	3,221	3,416
Amortization of intangibles	2,852	3,172
FDIC insurance	1,645	2,035
Restructuring	—	2,017
Other	8,086	7,600
Total operating expense	136,601	131,440
Income before income taxes	55,005	48,093
Income tax expense	16,516	15,064
Net income from continuing operations	38,489	33,029
Net income from discontinued operations (1)	2,695	3,310
Net income before attribution to noncontrolling interests	41,184	36,339
Less: Net income attributable to noncontrolling interests	2,116	1,900
Net income attributable to the Company	$39,068	$34,439

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$23,406	$15,662	$17,552	$19,636	$16,398
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(577)	(1,166)	(1,798)	(1,006)	(970)
Net Income Attributable to the Common Shareholders, treasury stock method	$22,829	$14,496	$15,755	$18,630	$15,428

End of Period Common Shares Outstanding	84,015,141	84,134,104	83,731,769	83,194,714	83,380,426

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,298,493	81,951,179	81,217,391	81,301,499	81,236,809
Weighted average diluted shares outstanding (3)	84,741,680	84,560,918	83,438,137	83,562,283	83,519,939

Diluted Total Earnings per Share	$0.27	$0.17	$0.19	$0.22	$0.18

	Six Months Ended
PER SHARE DATA:	June 30, 2017	June 30, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$39,068	$34,439
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,743)	(1,259)
Net Income Attributable to the Common Shareholders, treasury stock method	$37,325	$33,180

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,125,795	81,269,154
Weighted average diluted shares outstanding (3)	84,658,309	83,391,057

Diluted Total Earnings per Share	$0.44	$0.40

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
FINANCIAL DATA:
Book Value Per Common Share	$8.95	$8.73	$8.61	$8.82	$8.71
Tangible Book Value Per Share (4)	$6.97	$6.73	$6.59	$6.65	$6.53
Market Price Per Share	$15.35	$16.40	$16.55	$12.83	$11.78

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,429,000	$7,260,000	$7,008,000	$7,334,000	$7,313,000
Investment Managers	10,901,000	10,907,000	10,571,000	10,176,000	10,006,000
Wealth Advisory	10,744,000	10,579,000	9,989,000	10,028,000	9,974,000
Less: Inter-company Relationship	(11,000)	(11,000)	(11,000)	(11,000)	(17,000)
Total Assets Under Management and Advisory	$29,063,000	$28,735,000	$27,557,000	$27,527,000	$27,276,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.86%	9.52%	9.64%	10.17%	10.21%
Tangible Common Equity/ Tangible Assets (4)	7.37%	7.04%	7.07%	7.38%	7.36%
Tier I Common Equity/ Risk Weighted Assets (4)	10.28%	9.97%	10.00%	10.02%	9.95%
Allowance for Loan Losses/ Total Loans	1.19%	1.25%	1.28%	1.32%	1.32%
Allowance for Loan Losses/ Nonaccrual Loans	464%	373%	451%	471%	395%
Return on Average Assets - Three Months Ended (Annualized)	1.15%	0.79%	0.89%	1.03%	0.88%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	12.12%	8.26%	9.07%	10.20%	8.68%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	16.27%	11.43%	12.75%	14.30%	12.43%
Efficiency Ratio - Three Months Ended (6)	67.69%	72.45%	61.87%	65.04%	70.41%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,935,622	$1,772,854	$1,753,648	$1,770,631	$1,636,273
NOW	631,973	620,280	578,657	557,482	547,777
Savings	69,892	74,293	74,162	73,480	70,553
Money market	3,055,642	3,176,472	3,102,048	2,879,952	2,771,080
Certificates of deposit	688,210	602,721	576,631	530,698	510,409
Total Deposits	$6,381,339	$6,246,620	$6,085,146	$5,812,243	$5,536,092

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/17	03/31/17	06/30/16	06/30/17	03/31/17	06/30/16	06/30/17	03/31/17	06/30/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$363,166	$395,728	$372,413	$1,592	$1,670	$1,507	1.75%	1.69%	1.62%
Non-taxable investment securities (9)	294,836	295,015	261,678	2,546	2,471	2,153	3.45%	3.35%	3.29%
Mortgage-backed securities	653,201	672,683	588,419	3,495	3,504	2,982	2.14%	2.08%	2.03%
Federal funds sold and other	199,230	160,001	124,790	831	600	405	1.66%	1.51%	1.29%
Total Cash and Investments	1,510,433	1,523,427	1,347,300	8,464	8,245	7,047	2.24%	2.17%	2.09%
Loans (10):
Commercial and Industrial (9)	987,144	983,697	1,084,821	9,773	9,303	10,813	3.92%	3.78%	3.94%
Commercial Real Estate (9)	2,358,409	2,324,367	1,910,968	26,433	23,544	19,559	4.43%	4.05%	4.05%
Construction and Land	119,366	113,963	150,927	1,377	1,244	1,456	4.56%	4.36%	3.82%
Residential	2,489,072	2,424,772	2,256,296	19,574	18,991	17,441	3.15%	3.13%	3.09%
Home Equity	109,942	117,702	123,687	1,085	1,089	1,073	3.96%	3.75%	3.49%
Other Consumer	195,384	192,136	177,805	1,526	1,420	1,073	3.13%	3.00%	2.43%
Total Loans	6,259,317	6,156,637	5,704,504	59,768	55,591	51,415	3.79%	3.61%	3.58%
Total Earning Assets	7,769,750	7,680,064	7,051,804	68,232	63,836	58,462	3.49%	3.33%	3.30%
LESS: Allowance for Loan Losses	80,614	78,122	77,345
Cash and due From Banks (Non-Interest Bearing)	42,166	41,469	40,253
Other Assets	450,703	398,751	427,013
TOTAL AVERAGE ASSETS	$8,182,005	$8,042,162	$7,441,725
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$640,378	$576,915	$554,565	$172	$110	$104	0.11%	0.08%	0.08%
Savings	71,505	75,123	75,431	15	18	23	0.08%	0.10%	0.12%
Money Market	3,173,768	3,213,092	2,897,151	3,244	3,122	2,836	0.41%	0.39%	0.39%
Certificates of Deposit	665,668	589,900	559,271	1,518	1,281	1,112	0.91%	0.88%	0.80%
Total Interest-Bearing Deposits (14)	4,551,319	4,455,030	4,086,418	4,949	4,531	4,075	0.44%	0.41%	0.40%
Junior Subordinated Debentures	106,363	106,363	106,363	716	671	584	2.67%	2.52%	2.17%
FHLB Borrowings and Other	703,149	726,978	719,655	2,499	2,172	2,197	1.41%	1.19%	1.21%
Total Interest-Bearing Liabilities	5,360,831	5,288,371	4,912,436	8,164	7,374	6,856	0.61%	0.56%	0.56%
Non-interest Bearing Demand Deposits (10) (14)	1,899,916	1,843,830	1,628,057
Payables and Other Liabilities	106,657	117,132	116,444
Total Average Liabilities	7,367,404	7,249,333	6,656,937
Redeemable Noncontrolling Interests	21,075	18,578	19,725
Average Shareholders' Equity	793,526	774,251	765,063
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,182,005	$8,042,162	$7,441,725
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$60,068	$56,462	$51,606
LESS: FTE Adjustment (9)				2,923	2,820	2,437
Net Interest Income (GAAP Basis)				$57,145	$53,642	$49,169
Interest Rate Spread							2.88%	2.77%	2.74%
Bank only Net Interest Margin							3.12%	2.98%	2.95%
Net Interest Margin							3.07%	2.94%	2.91%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/17	06/30/16	06/30/17	06/30/16	06/30/17	06/30/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$379,164	$373,486	$3,262	$3,101	1.72%	1.66%
Non-taxable investment securities (9)	294,925	261,952	5,017	4,291	3.40%	3.28%
Mortgage-backed securities	662,888	576,623	6,999	6,047	2.11%	2.10%
Federal funds sold and other	179,901	163,965	1,431	912	1.10%	1.11%
Total Cash and Investments	1,516,878	1,376,026	16,709	14,351	2.15%	2.09%
Loans (10):
Commercial and Industrial (9)	985,430	1,075,217	19,076	21,732	3.85%	4.00%
Commercial Real Estate (9)	2,341,482	1,885,263	49,977	39,356	4.25%	4.13%
Construction and Land	116,679	162,897	2,621	3,104	4.47%	3.77%
Residential	2,457,100	2,242,988	38,565	34,743	3.14%	3.10%
Home Equity	113,801	121,518	2,174	2,155	3.85%	3.57%
Other Consumer	193,769	167,657	2,946	2,039	3.07%	2.45%
Total Loans	6,208,261	5,655,540	115,359	103,129	3.70%	3.62%
Total Earning Assets	7,725,139	7,031,566	132,068	117,480	3.40%	3.32%
LESS: Allowance for Loan Losses	79,375	78,809
Cash and due From Banks (Non-Interest Bearing)	41,929	40,136
Other Assets	426,349	424,402
TOTAL AVERAGE ASSETS	$8,114,042	$7,417,295
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$608,822	$548,591	$283	$191	0.09%	0.07%
Savings	73,304	75,432	33	47	0.09%	0.12%
Money Market	3,193,336	2,976,057	6,365	5,737	0.40%	0.39%
Certificates of Deposit	627,993	568,791	2,799	2,282	0.90%	0.81%
Total Interest-Bearing Deposits (14)	4,503,455	4,168,871	9,480	8,257	0.42%	0.40%
Junior Subordinated Debentures	106,363	106,363	1,387	1,162	2.59%	2.16%
FHLB Borrowings and Other	714,998	622,273	4,671	4,160	1.30%	1.32%
Total Interest-Bearing Liabilities	5,324,816	4,897,507	15,538	13,579	0.59%	0.55%
Non-interest Bearing Demand Deposits (10) (14)	1,871,924	1,624,928
Payables and Other Liabilities	112,157	113,747
Total Average Liabilities	7,308,897	6,636,182
Redeemable Noncontrolling Interests	21,208	20,497
Average Shareholders' Equity	783,937	760,616
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,114,042	$7,417,295
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$116,530	$103,901
LESS: FTE Adjustment (9)			5,743	4,853
Net Interest Income (GAAP Basis)			$110,787	$99,048
Interest Rate Spread					2.81%	2.77%
Bank only Net Interest Margin					3.05%	2.98%
Net Interest Margin					3.00%	2.94%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
LOAN DATA (11):
Other Commercial and Industrial Loans:
New England	$429,598	$458,687	$493,451	$461,201	$428,515
San Francisco Bay Area	49,163	55,289	50,578	59,936	64,762
Southern California	62,995	66,378	67,341	67,583	66,379
Total Other Commercial and Industrial Loans	$541,756	$580,354	$611,370	$588,720	$559,656
Commercial Tax Exempt Loans:
New England	$312,783	$318,137	$317,691	$263,418	$260,739
San Francisco Bay Area	91,666	79,517	69,064	69,366	51,462
Southern California	11,708	11,778	11,849	11,918	11,986
Total Commercial Tax Exempt Loans	$416,157	$409,432	$398,604	$344,702	$324,187
Total Commercial and Industrial Loans	$957,913	989,786	1,009,974	933,422	883,843
Commercial Real Estate Loans:
New England	$993,426	$1,017,565	$1,012,284	$987,758	$923,035
San Francisco Bay Area	688,751	686,019	637,042	611,224	633,735
Southern California	674,168	665,043	652,918	621,336	579,616
Total Commercial Real Estate Loans	$2,356,345	$2,368,627	$2,302,244	$2,220,318	$2,136,386
Construction and Land Loans:
New England	$74,919	$58,737	$47,434	$56,268	$90,408
San Francisco Bay Area	22,177	28,148	29,629	26,400	36,808
Southern California	33,808	30,122	27,776	16,028	15,333
Total Construction and Land Loans	$130,904	$117,007	$104,839	$98,696	$142,549
Residential Loans:
New England	$1,540,393	$1,508,138	$1,456,592	$1,409,385	$1,385,102
San Francisco Bay Area	488,854	474,294	473,102	476,986	470,694
Southern California	495,978	481,184	450,167	429,719	424,320
Total Residential Loans	$2,525,225	$2,463,616	$2,379,861	$2,316,090	$2,280,116
Home Equity Loans:
New England	$71,953	$80,904	$87,280	$90,592	$91,728
San Francisco Bay Area	28,400	26,006	25,129	23,826	26,714
Southern California	8,196	7,626	6,408	6,851	7,044
Total Home Equity Loans	$108,549	$114,536	$118,817	$121,269	$125,486
Other Consumer Loans:
New England	$175,644	$175,096	$186,680	$167,140	$166,998
San Francisco Bay Area	17,909	17,163	7,517	6,764	8,299
Southern California	7,439	4,386	4,422	5,799	7,820
Total Other Consumer Loans	$200,992	$196,645	$198,619	$179,703	$183,117
Total Loans:
New England	$3,598,716	$3,617,264	$3,601,412	$3,435,762	$3,346,525
San Francisco Bay Area	1,386,920	1,366,436	1,292,061	1,274,502	1,292,474
Southern California	1,294,292	1,266,517	1,220,881	1,159,234	1,112,498
Total Loans	$6,279,928	$6,250,217	$6,114,354	$5,869,498	$5,751,497

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
CREDIT QUALITY (11):
Special Mention Loans:
New England	$34,538	$21,596	$14,750	$25,248	$27,903
San Francisco Bay Area	23,399	23,850	21,901	22,786	24,381
Southern California	4,327	4,350	884	6,278	15,044
Total Special Mention Loans	$62,264	$49,796	$37,535	$54,312	$67,328
Accruing Substandard Loans (12):
New England	$10,185	$12,157	$10,972	$19,748	$17,447
San Francisco Bay Area	6,574	15,824	15,890	19,157	19,750
Southern California	34,339	36,398	36,809	49,148	27,027
Total Accruing Substandard Loans	$51,098	$64,379	$63,671	$88,053	$64,224
Nonaccruing Loans:
New England	$9,880	$14,407	$10,081	$11,020	$13,028
San Francisco Bay Area	1,857	2,312	2,989	3,543	4,196
Southern California	4,439	4,226	4,245	1,928	1,964
Total Nonaccruing Loans	$16,176	$20,945	$17,315	$16,491	$19,188
Other Real Estate Owned:
New England	$—	$—	$1,690	$1,800	$2,042
San Francisco Bay Area	—	—	—	—	—
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$—	$—	$1,690	$1,800	$2,042
Loans 30-89 Days Past Due and Accruing (13):
New England	$3,182	$9,843	$10,311	$2,735	$5,213
San Francisco Bay Area	12	10,111	591	1,018	70
Southern California	—	8,771	4,235	836	2,343
Total Loans 30-89 Days Past Due and Accruing	$3,194	$28,725	$15,137	$4,589	$7,626
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$667	$79	$1,120	$1,704	$1,276
San Francisco Bay Area	2,856	35	384	318	537
Southern California	(431)	21	33	32	48
Total Net Loans (Charged-off)/ Recovered	$3,092	$135	$1,537	$2,054	$1,861
Loans (Charged-off)/ Recovered, Net for the Six Months Ended:
New England	$746				$(870)
San Francisco Bay Area	2,891				3,991
Southern California	(410)				(200)
Total Net Loans (Charged-off)/ Recovered	$3,227				$2,921

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except share and per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total Balance Sheet Assets	$8,107,646	$8,215,120	$7,970,474	$7,681,550	$7,579,601
LESS: Goodwill and Intangible Assets, net	(166,427)	(167,853)	(169,279)	(180,349)	(181,918)
Tangible Assets (non-GAAP)	$7,941,219	$8,047,267	$7,801,195	$7,501,201	$7,397,683
Total Shareholders' Equity	$799,419	$781,901	$768,481	$781,488	$774,140
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(166,427)	(167,853)	(169,279)	(180,349)	(181,918)
Total adjusting items	(214,180)	(215,606)	(217,032)	(228,102)	(229,671)
Tangible Common Equity (non-GAAP)	$585,239	$566,295	$551,449	$553,386	$544,469
Total Equity/Total Assets	9.86%	9.52%	9.64%	10.17%	10.21%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.37%	7.04%	7.07%	7.38%	7.36%

Total Risk Weighted Assets *	$5,765,470	$5,806,853	$5,716,037	$5,534,711	$5,464,529
Tier I Common Equity *	$592,845	$578,941	$571,663	$554,368	$543,801
Tier I Common Equity/ Risk Weighted Assets	10.28%	9.97%	10.00%	10.02%	9.95%

End of Period Shares Outstanding	84,015,141	84,134,104	83,731,769	83,194,714	83,380,426

Book Value Per Common Share	$8.95	$8.73	$8.61	$8.82	$8.71
Tangible Book Value Per Share (non-GAAP)	$6.97	$6.73	$6.59	$6.65	$6.53
*     Risk Weighted Assets and Tier I Common Equity for June 30, 2017 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total average shareholders' equity	$793,526	$774,251	$777,466	$778,098	$765,063
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	745,773	726,498	729,713	730,345	717,310
LESS: Average goodwill and intangible assets, net	(167,204)	(168,681)	(179,535)	(181,191)	(182,787)
Average Tangible Common Equity (non-GAAP)	$578,569	$557,817	$550,178	$549,154	$534,523

Net income attributable to the Company	$23,406	$15,662	$17,552	$19,636	$16,398
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(868)	(869)
Common net income (non-GAAP)	22,536	14,793	16,683	18,768	15,529
ADD: Amortization of intangibles, net of tax (35%)	927	927	1,002	1,019	1,031
Tangible common net income (non-GAAP)	$23,463	$15,720	$17,685	$19,787	$16,560

Return on Average Equity - (Annualized)	11.83%	8.20%	8.96%	10.01%	8.60%
Return on Average Common Equity - (Annualized) (non-GAAP)	12.12%	8.26%	9.07%	10.20%	8.68%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	16.27%	11.43%	12.75%	14.30%	12.43%

	Six Months Ended
(In thousands)	June 30, 2017	June 30, 2016
Total average shareholders' equity	$783,937	$760,616
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	736,184	712,863
LESS: Average goodwill and intangible assets, net	(167,939)	(183,601)
Average Tangible Common Equity (non-GAAP)	$568,245	$529,262

Net income attributable to the Company	$39,068	$34,439
LESS: Dividends on Series D preferred stock	(1,738)	(1,738)
Common net income (non-GAAP)	37,330	32,701
ADD: Amortization of intangibles, net of tax (35%)	1,854	2,062
Tangible common net income (non-GAAP)	$39,184	$34,763

Return on Average Equity - (Annualized)	10.05%	9.13%
Return on Average Common Equity - (Annualized) (non-GAAP)	10.23%	9.25%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.91%	13.25%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision income, total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision income; from GAAP total operating expense to non-GAAP total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, are presented below:

	Three Months Ended
(In thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Income before income taxes (GAAP)	$33,456	$21,549	$24,762	$28,351	$23,768
ADD BACK: Provision/ (credit) for loan losses	(6,114)	(181)	(1,128)	(138)	(2,535)
Pre-tax, pre-provision income (non-GAAP)	$27,342	$21,368	$23,634	$28,213	$21,233

Total operating expense (GAAP)	$67,821	$68,780	$71,843	$61,670	$64,731
Less: Amortization of intangibles	1,426	1,426	1,542	1,568	1,586
Less: Goodwill impairment	—	—	9,528	—	—
Less: Restructuring	—	—	—	—	905
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$66,395	$67,354	$60,773	$60,102	$62,240

Net interest income	$57,145	$53,642	$51,519	$49,871	$49,169
Total core fees and income	37,226	36,320	38,499	37,896	37,565
Total other income	792	186	5,459	2,116	(770)
FTE income	2,923	2,820	2,754	2,523	2,437
Total revenue (FTE basis)	$98,086	$92,968	$98,231	$92,406	$88,401
Efficiency Ratio (GAAP)	71.27%	76.30%	75.25%	68.61%	75.30%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	67.69%	72.45%	61.87%	65.04%	70.41%

	Six Months Ended
(In thousands)	June 30, 2017	June 30, 2016
Income before income taxes (GAAP)	$55,005	$48,093
ADD BACK: Provision/ (credit) for loan losses	(6,295)	(5,668)
Pre-tax, pre-provision income (non-GAAP)	$48,710	$42,425

Total operating expense (GAAP)	$136,601	$131,440
Less: Amortization of intangibles	2,852	3,172
Less: Restructuring	—	2,017
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$133,749	$126,251

Net interest income	$110,787	$99,048
Total core fees and income	73,546	75,293
Total other income	978	(476)
FTE income	5,743	4,853
Total revenue (FTE basis)	$191,054	$178,718
Efficiency Ratio (GAAP)	73.71%	75.60%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	70.01%	70.64%

(7)
The Company uses certain non-GAAP financial measures, such as: net income attributable to the Company excluding notable items and diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net income attributable to the Company to non-GAAP net income attributable to the Company excluding notable items and from GAAP diluted earnings per share to non-GAAP diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income attributable to the Company (GAAP)	$23,406	$15,662	$17,552	$19,636	$16,398
LESS: Gain on sale of offices	—	—	2,862	—	—
ADD BACK: Impairment of goodwill	—	—	9,528	—	—
Tax effect at 35% statutory rate	—	—	(2,333)	—	—
Net income attributable to the Company excluding notable items (non-GAAP)	$23,406	$15,662	$21,885	$19,636	$16,398

Net Income Attributable to the Common Shareholders, treasury stock method (GAAP)	$22,829	$14,496	$15,755	$18,630	$15,428
LESS: Gain on sale of offices	—	—	2,862	—	—
ADD BACK: Impairment of goodwill	—	—	9,528	—	—
Tax effect at 35% statutory rate	—	—	(2,333)	—	—
Net Income Attributable to the Common Shareholders, treasury stock method, excluding notable items (non-GAAP)	$22,829	$14,496	$20,088	$18,630	$15,428

Weighted average diluted shares outstanding (3)	84,741,680	84,560,918	83,438,137	83,562,283	83,519,939

Diluted Total Earnings per Share (GAAP)	$0.27	$0.17	$0.19	$0.22	$0.18
Diluted Total Earnings per Share, excluding notable items (non-GAAP)	$0.27	$0.17	$0.24	$0.22	$0.18

(8)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net interest income (GAAP basis)	$57,145	$53,642	$51,519	$49,871	$49,169
ADD: FTE income	2,923	2,820	2,754	2,523	2,437
Net interest income, FTE basis	60,068	56,462	54,273	52,394	51,606
LESS: Interest recovered on previously nonaccrual loans	1,971	299	365	343	565
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	58,097	56,163	53,908	52,051	51,041

Net Interest Margin (FTE basis)	3.07%	2.94%	2.88%	2.88%	2.91%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.97%	2.92%	2.86%	2.86%	2.88%

(9)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(10)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale, if any.

(11)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
At June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, the Company had no loans outstanding more than 90 days past due but still on accrual status. In addition to loans 30-89 days past due and accruing, at June 30, 2016, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the San Francisco Bay Area region.

(14)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.